Exhibit 10.26

WHEREAS, Section 10 of the American Home Products Corporation (the "Company") 1996 Stock Incentive Plan (the "1996 Plan") authorizes the Board of Directors to amend the 1996 Plan and the Compensation and Benefits Committee recommends that certain amendments as described below be made to the 1996 Plan;

          NOW, THEREFORE, Section 6 of the 1996 Plan is hereby amended as follows:

          1. Section 6(c)(ii) of the 1996 Plan is deleted in its entirety, with such Section to be reserved for future amendment.

          2. Section 6(c)(iii) of the 1996 Plan is hereby amended by deleting therefrom the language
               [surrounded by brackets] as follows:

               (iii)  Upon exercise of Stock
               Appreciation Rights, the holder thereof
               shall be entitled to elect to receive
               therefor payment in the form of shares
               of the Company's Common Stock (rounded
               down to the next whole number so no
               fractional shares are issued), cash or
               any combination thereof in an amount
               equal in value to the difference between the Option Price per share and the fair market value per share of Common Stock on the date of exercise multiplied by the number of shares in respect of which the Stock Appreciation Rights shall have been exercised, subject to any limitation on such amount which the Committee may in its discretion impose
               [at the time of grant of the Stock
               Appreciation Rights.  Such election as
               to the form of payment shall be subject
               to the consent of the Committee which
               consent or disapproval may be given at
               any time after the election to which it
               relates.]  The fair market value of
               Common Stock shall be deemed to be the
               mean between the highest and lowest sale prices of the Common Stock on the Consolidated Transaction Reporting
               System on the date the Stock
               Appreciation Right is exercised or if no transaction on the Consolidated
               Transaction Reporting System occurred on such date, then on the last preceding day on which a transaction did take place.

          3. Section 6(c)(iv) of the 1996 Plan is hereby amended by deleting therefrom the language
               [surrounded by brackets] and adding text
               *surrounded by stars* as follows:

               (iv)  Any exercise of Stock Appreciation
               Rights by an officer or director subject to Section 16(b) of the Exchange Act, as well as any election by such officer or director as to the form of payment of Stock Appreciation Rights (Common Stock, cash or any combination thereof), [which election is subject to the consent of the Committee in its sole discretion as provided in subparagraph (iii) hereof,] shall be made during the ten-day period beginning on the third business day following the release for publication of any quarterly or annual statement of sales and earnings by the Company and ending on the twelfth business day following the date of such release
               *("window period")*.  In the event that
               such a director or officer exercises a
               Stock Appreciation Right for cash or
               stock pursuant to this Section 6 during
               a "window period," [as provided in Rule
               16b-3 under the Exchange Act], the day
               on which such right is effectively
               exercised shall be that day, if any,
               during such "window period" which is
               designated by the Committee in its
               discretion for all such exercises by
               such individuals during such period. If no such day is designated, the day of effective exercise shall be determined in accordance with normal administrative practices of the Plan. [This clause
               (iv) shall cease to apply at the
               discretion of the Committee if any
               amendment or Securities and Exchange
               Commission interpretation of such Rule
               16b-3 makes the application of this
               clause (iv) unnecessary to exempt the
               grant and/or exercise of Stock
               Appreciation Rights from the application of Section 16(b) of the Exchange Act.]